SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            April 12, 1996
                                                 ------------------------------





                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)




              Virginia                     1-10524               54-0857512
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation of organization)          File Number)        Identification No.)


         10 South Sixth Street, Suite 203, Richmond, Virginia 23219-3802
                    (Address of principal executive offices)


Registrant's telephone number, including area code         (804) 780-2691
                                                   ----------------------------




                                    NO CHANGE
          (Former name or former address, if change since last report)

ITEM 5.    Other Events

         During 1995, United Dominion Realty Trust, Inc. and its wholly owned subsidiaries acquired 23 apartment communities containing 5,142 apartment homes at a total cost of $195.3 million, including closing costs. Unaudited consolidated pro forma results of operations for the year ended December 31, 1995 are included herein and such pro forma results of operations assume the acquisition of 13 apartment communities containing 2,417 apartment homes at a total cost of $98.6 million, including closing costs, as if the acquisitions had occurred on January 1, 1995.

         The unaudited information is not necessarily indicative of what the consolidated results of operations would have been for United Dominion Realty Trust, Inc. if the acquisitions had occurred on January 1, 1995. Additionally, the pro forma information does not purport to be indicative of United Dominion Realty Trust, Inc.'s consolidated results of operations for future periods.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           Description                                            Location

(a)        Pro Forma Financial Information                       3 through 7

                       UNITED DOMINION REALTY TRUST, INC.
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                  For the Twelve Months Ended December 31, 1995
                                   (Unaudited)
                (In thousands of dollars, except per share data)



                                                                             ACQUISITIONS
                                                                              PREVIOUSLY
                                                                              REPORTED ON
                                                                            FORM 8-K DATED
                                                      HISTORICAL (1)       JUNE 30, 1995 (2)
                                                      --------------       -----------------


Revenues
     Rental Income                                      $195,240                  $2,849
     Interest and other income                             1,692
                                                         -------                 -------
                                                         196,932                   2,849
Expenses
     Rental Expenses
          Utilities                                       14,464                     174
          Repairs & maintenance                           30,374                     268
          Real estate taxes                               14,058                     184
          Property management                              5,300                     113
          Other operating expenses                        17,446                     289
     Depreciation of real estate owned                    38,939
     Interest                                             40,646
     General and administrative                            4,865
     Other depreciation and amortization                   1,103
     Impairment loss on real estate held
         for disposition                                   1,700
                                                         --------                 -------
                                                         168,895                   1,028
                                                         --------                 -------

Income before gains (losses) on sales of
     investments and extraordinary item                   28,037                   1,821

Gains (losses) on sales of investments                     5,090
                                                         --------                 -------
Income before extraordinary item                          33,127                   1,821
Extraordinary item                                            --

                                                          -------                 -------
Net income                                                33,127                   1,821
Dividends to preferred shareholders                        6,637

                                                          -------                 -------
Net income available to common shareholders              $26,490                  $1,821
                                                         ========                 =======


Net income per common share                                $0.50
                                                          =======

Distributions declared per common share                    $0.90
                                                          =======


Weighted average number of common shares outstanding      52,781










                                                                                       ACQUISITIONS
                                                               JUNE 30, 1995            PREVIOUSLY
                                                                ACQUISITIONS            REPORTED ON
                                                                 PRO FORMA            FORM 8-K DATED
                                                              ADJUSTMENTS (4)      DECEMBER 28, 1995 (3)
Revenues                                                      -----------------    ---------------------
     Rental Income                                            $1,045                    $3,670
     Interest and other income
                                                              ------                    ------
                                                               1,045                     3,670

Expenses
     Rental Expenses
          Utilities                                               64                       256
          Repairs & maintenance                                   98                       627
          Real estate taxes                                       67                       320
          Property management                                     20 (5)                   171
          Other operating expenses                               106                       555
     Depreciation of real estate owned                           559 (6)

     Interest

     General and administrative

     Other depreciation and amortization

     Impairment loss on real estate held
        for disposition
                                                              ------                   -------
                                                                 914                     1,929
                                                              ------                   -------
Income before gains (losses) on sales of investments
     and extraordinary item                                      131                     1,741
Gains (losses) on sales of investments

                                                              -------                  -------
Income before extraordinary item
Extraordinary item                                               131                     1,741

                                                              -------                   -------
Net income                                                       131                     1,741
Dividends to preferred shareholders                            1,964 (7)
                                                              -------                   -------
Net income available to common shareholders                   ($1,833)                  $1,741
                                                              =======                   =======

Net income per common share


Distributions declared per common share



Weighted average number of common shares outstanding

                                                                  DECEMBER 28, 1995
                                                                     ACQUISITIONS
                                                                       PRO FORMA            PRO
                                                                     ADJUSTMENTS           FORMA
                                                                  -------------------    ---------


Revenues
     Rental Income                                                                       $202,804
     Interest and other income                                         ($269)(12)          $1,423
                                                                    ---------            --------
                                                                        (269)             204,227
Expenses
     Rental Expenses
          Utilities                                                                        14,958
          Repairs & maintenance                                                            31,367
          Real estate taxes                                                                14,629
          Property management                                            (45)(8)            5,559
          Other operating expenses                                                         18,396
     Depreciation of real estate owned                                   529 (9)           40,027
     Interest                                                            532 (10)          41,178
     General and administrative                                                             4,865
     Other depreciation and amortization                                                    1,103
     Impairment loss on real estate held for disposition                                    1,700
                                                                     -------             --------
                                                                       1,016              173,782
                                                                     -------             --------

Income before gains (losses) on sales of investments
     and extraordinary item                                           (1,285)              30,445

Gains (losses) on sales of investments                                                      5,090
                                                                    --------             --------
Income before extraordinary item                                      (1,285)              35,535
Extraordinary item                                                                             --

                                                                    --------             --------
Net income                                                            (1,285)              35,535
Dividends to preferred shareholders                                      635 (11)           9,236

                                                                    --------             --------
Net income available to common shareholders                          ($1,920)             $26,299
                                                                    ========             ========


Net income per common share                                                                 $0.50
                                                                                         ========

Distributions declared per common share                                                     $0.90
                                                                                         ========


Weighted average number of common shares outstanding                                       52,781

See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
             NOTES TO CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

Basis of Presentation

The accompanying consolidated pro forma statement of operations assumes the the acquisition of four apartment communities previously reported on Form 8-K dated December 28, 1995 and the acquisition of nine apartment communities previously reported on Form 8-K dated June 30, 1995, as if the acquisitions had occurred on January 1, 1995. On April 24, 1995, the Company sold 4.2 million shares of 9 1/4% Cumulative Redeemable Preferred Stock with a $25 liquidation preference value ("preferred stock"). Net proceeds from the sale of the preferred stock were used to fund the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 and to temporarily repay in full, then existing bank debt until such time additional acquisitions were completed. Of the 4.2 million shares sold, 2.7 million shares were assumed to be used to acquire the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 and 878,589 shares were assumed to have been used to acquire Hunters Ridge Apartments and Mallards of Wedgewood Apartments (two of the properties included in the acquisitions previously reported on Form 8-K dated December 28, 1995). Therefore, such consolidated pro forma statements of operations assume the issuance of 3.6 million shares of preferred stock from the period January 1, 1995 to April 24, 1995.

(1) Represents the Company's Historical Statements of Operations contained in its Annual Report on Form 10-K for the year ended December 31, 1995.

(2) Amounts appearing under the column entitled "Acquisitions Previously Reported on Form 8-K dated June 30, 1995" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Company on Form 8-K dated June 30, 1995.

(3) Amounts appearing under the column entitled "Acquisitions Previously Reported on Form 8-K dated December 28, 1995" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Company on Form 8-K dated December 28, 1995.

(4) Represents operations of the Acquisitions Reported on Form 8-K dated June 30, 1995 for the 33 day period from April 1, 1995 to May 3, 1995, which represents the period not owned by the Company during the second quarter of 1995 (based on operating statements of the properties for the stub period January 1, 1995 to March 31, 1995). The Form 8-K dated June 30, 1995 contains pro forma financial statements for the three month period ended March 31, 1995.

(5)      Reflects  the  net  decrease  in  property   management  fees  for  the
         Acquisitions Previously Reported on Form 8-K dated June 30, 1995. The Company internally charges its apartment properties a management fee of approximately 3.5% of rental income. The Company uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(6) Reflects the net adjustments to depreciation expense to record the Acquisitions Previously Reported on Form 8-K dated June 30, 1995. Depreciation is based upon the allocation of the purchase price of each of the properties. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets based upon the allocation of the initial cost of the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 in the amount of $65.7 million. The allocation and estimated useful lives are as follows:

                                                                 Estimated
                                             Allocation of      Useful Life     Depreciation
                                            Purchase Price       In Years      Adjustment **
         Buildings                            $50,495,338               35         $492,931
         Other Improvements                     2,916,939               15           66,441
         Land                                  12,292,524              N/A               --
                                             ------------                      ------------
                  Total                       $65,704,801                          $559,372
                                              ===========                      ============

         ** The Acquisitions Previously Reported on Form 8-K dated June 30, 1995 were purchased by the Company on May 4, 1995, as such, the depreciation adjustment is computed for the 123 day period (out of 360 days) the properties were not owned by the Company during 1995.

 (7) Reflects the adjustment to net income to record the dividends paid to preferred shareholders on 2,719,412 shares of preferred stock in calculating net income available to common shareholders for the 114 day period (out of 365 days) from the period January 1, 1995 to April 24, 1995.

(8) Reflects the net decrease in property management fees for the Acquisitions Previously Reported on Form 8-K dated December 28, 1995. The Company internally charges its apartment properties a fee of approximately 3.5% of rental income. The Company uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(9) Reflects the net adjustments to depreciation expense to record the Acquisitions Previously Reported on Form 8-K dated December 28, 1995. Depreciation is based upon the allocation of the purchase price of each of the properties. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets based upon the allocation of the initial cost of the properties in the amount of $32.9 million. The allocation and estimated useful lives are as follows:




                                                                        Estimated
                                             Allocation of             Useful Life               Depreciation
                                            Purchase Price               In Years                 Adjustment**
         Buildings                            $25,438,503                      35                    $442,549
         Other Improvements                     2,138,662                      15                      86,814
         Land                                   5,290,780                     N/A                          --
                                            -------------                                        ------------
                  Total                       $32,867,945                                            $529,363
                                              ===========                                        ============


** The Acquisitions Previously reported on Form 8-K dated December 28, 1995, were purchased by the Company at various times during the second and third quarters of 1995. The depreciation adjustment is computed for each property based on the number of days not owned by the Company during 1995. The weighted average number of days the properties were not owned by the Company during 1995 was 219.2 days (out of 360 days).

(10) Reflects the additional interest expense for 271 of the 365 days (Marble Hill Apartments and Andover Place Apartments were purchased on September 28, 1995) during 1995 associated with the acquisition of the properties as follows: (i) variable-rate bank debt used to fund the acquisitions at market interest rates available to the Company at the time of each respective acquisition, (ii) the assumption of a fixed-rate mortgage note in the amount of $3.3 million bearing interest of 7.6% in connection with the acquisition of Marble Hill Apartments and (iii) the assumption of a $5.6 million variable-rate tax-exempt housing bond bearing interest of 5.14% in connection with the acquisition of Andover Place Apartments.

                                                              Amount of        Interest         Interest
         Property                   Type of Debt                 Debt            Rate          Adjustment
         ------------               -------------------     -------------     ----------       ----------
         Marble Hill                Bank Debt                 $ 2,629,662         6.48%         $126,517
         Marble Hill                Mortgage Debt               3,344,066         7.60%          188,697
         Andover Place              Bank Debt                      46,284         6.48%            2,227
         Andover Place              Tax-Exempt Bonds            5,620,000         5.14%          214,475
                                                            -------------                      ---------
                                                              $11,640,012                       $531,916
                                                            =============                      =========

(11) Reflects the adjustment to net income to record the dividends paid to preferred shareholders on 878,589 shares of preferred stock in calculating net income available to common shareholders for the 114 day period (out of 365 days) from January 1, 1995 to April 24, 1995.

(12) Reflects the reduction of interest income associated with the use of short-term investments to acquire the Hunters Ridge Apartments (66 of the 365 days during 1995) and Mallards of Wedgewood Apartments (93 of the 365 days during 1995) at market interest rates in effect at the time of the acquisitions. As discussed in the "Basis of Presentation", Hunters Ridge Apartments and Mallards of Wedgewood Apartments were assumed to have been acquired with 878,589 shares of preferred stock (See Note 11). The net proceeds from the sale of the preferred stock were recieved on April 24, 1995 and were temporarily invested in short-term investments until such time as these acquisitions occurred.

                                              Purchase             Interest         Interest Income
         Property                              Price                 Rate             Adjustment
         Hunters Ridge                      $13,403,983              6.17%               $149,544
         Mallards of Wedgewood                7,823,950              6.00%                119,610
                                            -----------                               -----------
                                            $21,227,933                                  $269,154
                                            ===========                               ===========

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              UNITED DOMINION REALTY TRUST, INC.


Date:    April 12, 1996                     /s/ James Dolphin
         --------------                     ---------------------------------
                                            James Dolphin, Senior Vice President
                                            Chief Financial Officer

Date:    April 12, 1996                     /s/ Jerry A. Davis
         --------------                     ---------------------------------
                                            Jerry A. Davis, Vice President
                                            Corporate Controller